UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 9, 2005
GATX Corporation
(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of	(Commission File)	(IRS Employer
incorporation)	Number)	Identification No.)

500 West Monroe Street
Chicago, Illinois		60661-3676
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (312) 621-6200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
The following information is furnished pursuant to “Regulation FD Disclosure”. Neither this report nor the information contained in Exhibit 99.1 shall be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
On November 9, 2005 GATX Corporation management presented an overview of GATX’s operations at the Piper Jaffray Financial Services Summit in Boston, Massachusetts. Slides used in the presentation are available on GATX’s website at www.gatx.com
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
          The following exhibit is furnished with this Current Report on Form 8-K pursuant to Item 7.01:
99.1	Presentation by GATX management to investors at Piper Jaffray Financial Services Summit on November 9, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Robert C. Lyons
Robert C. Lyons Vice-President, Chief Financial Officer (Duly Authorized Officer)

Date: November 11, 2005

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	GATX Presentation at Piper Jaffray Financial Services Summit on November 09, 2005.	Filed Electronically